UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2013

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Brazil Equity Fund

SEMIANNUAL REPORT February 28, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Brazil Equity Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda., sub-investment adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 8.68%, Class C shares returned 8.28% and Class I shares returned 8.81%.1 This compares with an 8.68% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund’s portfolio managers do not use benchmark indices as a tool for active portfolio management.

Stocks in Brazil gained value, on average, despite a number of macroeconomic headwinds, including repercussions stemming from government intervention in certain industries. The fund’s Class I shares produced a higher return than the benchmark, primarily due to underweighted exposure to some of the more troubled areas of Brazil’s stock market.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of companies based, principally trading or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth.The fund’s portfolio is built through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

The investment process starts with a quantitative analysis where we identify and analyze approximately 200 stocks listed on the São Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA).Approximately 50 to 60 of those stocks are selected for further fundamental analysis, resulting in 20 to 35 qualifying stocks for investment. Finally, we define exposure limits and weights to each stock selected meeting our quantitative and fundamental criteria.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Intervention Weighed on Some Sectors

The reporting period began in the midst of improving global investor sentiment after several central banks announced measures to stimulate their economies, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, and the U.S. economic recovery gained momentum. In Brazil, investors generally were optimistic about the nation’s economic prospects amid low levels of unemployment and growing personal incomes. As a result, most sectors of Brazil’s stock market gained a degree of value during the reporting period.

However, the energy and utilities sectors produced relatively poor results when the Brazilian government implemented price controls that eroded, and in some cases eliminated, corporate profits. Oil and gas companies were hurt when the government denied state-owned oil company Petroleo Brasileiro,ADR higher prices for finished petroleum products, which the company requested due to the rising cost of imported fuel prices.The government also intervened in the affairs of certain electric utilities. As a result, foreign investment slowed dramatically, putting downward pressure on stock prices in the affected market sectors.

Stock Selections Produced Positive Results

In this environment, the fund benefited from underweighted exposure to utilities and oil-and-gas companies, helping to cushion the full brunt of their weakness. In addition, the fund benefited from an emphasis on companies serving an expanding middle class of Brazilian consumers.

Top individual performers for the reporting period included paper producer Suzano Papel e Celulose, Cl. A, which benefited from higher prices for pulp. Banks such as Itaúsa-Investimentos Itau rallied from depressed levels as economic sentiment improved.Telecommunications services providerTelefonica Brasil,ADR saw improved results in its mobile business. Fuel distributor Ultrapar Participacoes, ADR achieved better-than-expected financial results stemming from rising consumer demand. Retail mall developer Aliansce Shopping Centers reported increased results on rents from stores opened for more than a year.

Disappointments included a relatively modest position in Petroleo Brasileiro, ADR, which at times during the reporting period lost money on every gallon of gasoline it sold due to government-mandated price controls. Electric utilities Tractebel Energia and Cia Paranaense de Energia,ADR, Cl. P were hurt when the government changed the rules for the renewal of the sector’s concessions. Investors also reacted negatively as the government proposed changes to the current port concessions, hurting the shares of port operator Santos Brasil Participacoes. In the telecommunications services sector, telephony provider Oi, ADR suffered when its chief executive unexpectedly left the company.

Maintaining a Constructive Posture

In our analysis, capital inflows to Brazilian equities should strengthen as investors grow more comfortable with relations between Brazil’s government and its business sector. Indeed, the government currently is considering reducing corporate taxes and relaxing some regulations, which we believe will go a long way toward restoring confidence. In addition, we expect Brazil’s economy to grow at a moderate pace over the foreseeable future.

Therefore, we recently have trimmed positions in consumer-oriented companies that reached richer valuations, and we redeployed those assets by adding to existing holdings in the financials and industrials sectors that we believe may be poised for above-average gains.

March 15, 2013

Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.

An investment in this fund should be considered only as a supplement to a complete investment program.

The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange
(BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.71	$14.61	$9.58
Ending value (after expenses)	$1,086.80	$1,082.80	$1,088.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.34	$14.11	$9.25
Ending value (after expenses)	$1,014.53	$1,010.76	$1,015.62

† Expenses are equal to the fund’s annualized expense ratio of 2.07% for Class A, 2.83% for Class C and 1.85%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—66.5%	Shares		Value ($)
Consumer Discretionary—13.9%
Autometal	56,090		580,623
Cia Hering	43,565		845,373
Localiza Rent a Car	52,168		989,384
Mahle-Metal Leve Industria e Comercio	27,100		379,241
Positivo Informatica	40,068	[a]	96,152
Santos Brasil Participacoes	49,879		759,751
Technos	60,847		743,911
			4,394,435
Consumer Staples—5.9%
Marfrig Alimentos	224,749	[a]	1,118,408
Natura Cosmeticos	28,696		740,813
			1,859,221
Energy—3.5%
Petroleo Brasileiro, ADR	66,530		1,113,047
Financial—15.6%
Aliansce Shopping Centers	83,166		1,029,386
Banco Bradesco, ADR	66,440		1,193,927
Banco do Brasil	78,630		1,046,334
BM&FBOVESPA	125,744		851,888
Porto Seguro	21,877		290,124
Sonae Sierra Brasil	36,265		522,155
			4,933,814
Industrial—4.1%
Embraer	90,351		763,195
Embraer, ADR	15,600		529,464
			1,292,659
Materials—6.2%
Gerdau, ADR	16,600		138,112
Ultrapar Participacoes, ADR	57,729		1,500,377
Vale, ADR	18,038		331,358
			1,969,847
Telecommunication Services—8.3%
Oi, ADR	274,891		1,014,348
Telefonica Brasil, ADR	61,810		1,629,312
			2,643,660

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—9.0%
AES Tiete	51,428		470,267
Cia Paranaense de Energia, ADR, Cl. P	69,900		1,042,908
EDP—Energias do Brasil	128,641		780,529
Tractebel Energia	30,593		540,949
			2,834,653
Total Common Stocks
(cost $20,463,584)			21,041,336

Preferred Stocks—30.9%
Consumer Discretionary—5.4%
Alpargatas	76,081		516,970
Lojas Americanas	132,336		1,207,431
			1,724,401
Energy—3.3%
Petroleo Brasileiro	122,818		1,030,619
Financial—11.4%
Bradespar	47,100		691,247
Itausa—Investimentos Itau	559,831		2,927,276
			3,618,523
Materials—7.0%
Gerdau	50,727		421,572
Metalurgica Gerdau	40,010		423,466
Suzano Papel e Celulose, Cl. A	406,016	[a]	1,364,053
			2,209,091
Telecommunication Services—1.8%
Oi	150,080		557,284
Utilities—2.0%
Cia de Gas de Sao Paulo, Cl. A	16,439		475,464
Cia Paranaense de Energia, Cl. B	10,148		148,677
			624,141
Total Preferred Stocks
(cost $9,735,489)			9,764,059

Other Investment—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $182,000)	182,000 [b]	182,000

Total Investments (cost $30,381,073)	98.0%	30,987,395
Cash and Receivables (Net)	2.0%	624,649
Net Assets	100.0%	31,612,044

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	27.0	Energy	6.8
Consumer Discretionary	19.3	Consumer Staples	5.9
Materials	13.2	Industrial	4.1
Utilities	11.0	Money Market Investment	.6
Telecommunication Services	10.1		98.0

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		30,199,073	30,805,395
Affiliated issuers		182,000	182,000
Cash			409,205
Cash denominated in foreign currencies		46,969	46,787
Dividends receivable			190,929
Receivable for shares of Common Stock subscribed			122,208
Prepaid expenses			22,287
			31,778,811
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			53,785
Payable for shares of Common Stock redeemed			52,691
Accrued expenses			60,291
			166,767
Net Assets ($)			31,612,044
Composition of Net Assets ($):
Paid-in capital			35,603,285
Accumulated distributions in excess of investment income—net			(11,752)
Accumulated net realized gain (loss) on investments			(4,590,094)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			610,605
Net Assets ($)			31,612,044

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	21,813,027	5,423,442	4,375,575
Shares Outstanding	1,667,424	415,336	333,658
Net Asset Value Per Share ($)	13.08	13.06	13.11

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $40,570 foreign taxes withheld at source):
Unaffiliated issuers	457,465
Affiliated issuers	67
Total Income	457,532
Expenses:
Management fee—Note 3(a)	202,867
Shareholder servicing costs—Note 3(c)	82,368
Custodian fees—Note 3(c)	27,845
Professional fees	26,854
Registration fees	22,720
Distribution fees—Note 3(b)	19,098
Prospectus and shareholders’ reports	17,962
Directors’ fees and expenses—Note 3(d)	2,313
Loan commitment fees—Note 2	225
Interest expense—Note 2	38
Miscellaneous	10,820
Total Expenses	413,110
Less—reduction in expenses due to undertaking—Note 3(a)	(62,248)
Less—reduction in fees due to earnings credits—Note 3(c)	(47)
Net Expenses	350,815
Investment Income—Net	106,717
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,376,229)
Net realized gain (loss) on forward foreign currency exchange contracts	(6,337)
Net Realized Gain (Loss)	(1,382,566)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	4,088,019
Net Realized and Unrealized Gain (Loss) on Investments	2,705,453
Net Increase in Net Assets Resulting from Operations	2,812,170

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	106,717	1,347,376
Net realized gain (loss) on investments	(1,382,566)	(2,613,651)
Net unrealized appreciation
(depreciation) on investments	4,088,019	(3,971,562)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,812,170	(5,237,837)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(777,130)	(352,089)
Class C Shares	(131,780)	(13,442)
Class I Shares	(141,407)	(85,982)
Net realized gain on investments:
Class A Shares	—	(306,693)
Class C Shares	—	(56,416)
Class I Shares	—	(62,024)
Total Dividends	(1,050,317)	(876,646)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,683,808	9,740,556
Class C Shares	552,293	1,366,210
Class I Shares	660,969	8,167,125
Dividends reinvested:
Class A Shares	751,064	641,651
Class C Shares	128,380	68,647
Class I Shares	139,832	143,662
Cost of shares redeemed:
Class A Shares	(8,198,374)	(15,216,901)
Class C Shares	(612,231)	(2,148,035)
Class I Shares	(1,763,264)	(9,503,348)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,657,523)	(6,740,433)
Total Increase (Decrease) in Net Assets	(2,895,670)	(12,854,916)
Net Assets ($):
Beginning of Period	34,507,714	47,362,630
End of Period	31,612,044	34,507,714
Undistributed (distributions in
excess of) investment income—net	(11,752)	931,848

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Capital Share Transactions:
Class A
Shares sold	291,043	738,407
Shares issued for dividends reinvested	58,631	51,644
Shares redeemed	(636,420)	(1,177,196)
Net Increase (Decrease) in Shares Outstanding	(286,746)	(387,145)
Class C
Shares sold	42,661	103,934
Shares issued for dividends reinvested	10,022	5,527
Shares redeemed	(48,015)	(170,505)
Net Increase (Decrease) in Shares Outstanding	4,668	(61,044)
Class I
Shares sold	50,712	586,067
Shares issued for dividends reinvested	10,890	11,548
Shares redeemed	(136,702)	(700,459)
Net Increase (Decrease) in Shares Outstanding	(75,100)	(102,844)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013			Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.45		14.26	13.43	12.50
Investment Operations:
Investment income—net[b]	.05		.44	.29	.06
Net realized and unrealized
gain (loss) on investments	1.02		(1.95)	.65	.85
Total from Investment Operations	1.07		(1.51)	.94	.91
Distributions:
Dividends from investment income—net	(.44)		(.16)	(.10)	—
Dividends from net realized
gain on investments	—		(.14)	(.01)	—
Total Distributions	(.44)		(.30)	(.11)	—
Proceeds from redemption fees	—		—	—	.02
Net asset value, end of period	13.08		12.45	14.26	13.43
Total Return (%)[c]	8.68	[d]	(10.60)	6.97	7.44	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.38	[e]	2.21	2.08	3.48	[e]
Ratio of net expenses to average net assets	2.07	[e]	2.21	2.08	2.50	[e]
Ratio of net investment income
to average net assets	.75	[e]	3.35	1.90	.49	[e]
Portfolio Turnover Rate	9.04	[d]	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	21,813		24,324	33,376	18,774

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2013			Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.38		14.15	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.00	[c]	.34	.17	(.03)
Net realized and unrealized
gain (loss) on investments	1.02		(1.94)	.65	.89
Total from Investment Operations	1.02		(1.60)	.82	.86
Distributions:
Dividends from investment income—net	(.34)		(.03)	(.04)	—
Dividends from net realized
gain on investments	—		(.14)	(.01)	—
Total Distributions	(.34)		(.17)	(.05)	—
Proceeds from redemption fees	—		—	—	.02
Net asset value, end of period	13.06		12.38	14.15	13.38
Total Return (%)[d]	8.28	[e]	(11.30)	6.17	6.96	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.19	[f]	3.00	2.87	4.40	[f]
Ratio of net expenses to average net assets	2.83	[f]	3.00	2.87	3.25	[f]
Ratio of net investment income
(loss) to average net assets	.01	[f]	2.58	1.14	(.28)[f]
Portfolio Turnover Rate	9.04	[e]	38.60	49.44	122.59	[e]
Net Assets, end of period ($ x 1,000)	5,423		5,082	6,672	3,501

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013			Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.48		14.30	13.46	12.50
Investment Operations:
Investment income—net[b]	.06		.47	.33	.07
Net realized and unrealized
gain (loss) on investments	1.03		(1.96)	.65	.87
Total from Investment Operations	1.09		(1.49)	.98	.94
Distributions:
Dividends from investment income—net	(.46)		(.19)	(.13)	—
Dividends from net realized
gain on investments	—		(.14)	(.01)	—
Total Distributions	(.46)		(.33)	(.14)	—
Proceeds from redemption fees	—		—	—	.02
Net asset value, end of period	13.11		12.48	14.30	13.46
Total Return (%)	8.81	[c]	(10.41)	7.31	7.60	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65	[d]	2.01	1.85	3.28	[d]
Ratio of net expenses to average net assets	1.85	[d]	2.01	1.85	2.25	[d]
Ratio of net investment income
to average net assets	.92	[d]	3.54	2.17	.58	[d]
Portfolio Turnover Rate	9.04	[c]	38.60	49.44	122.59	[c]
Net Assets, end of period ($ x 1,000)	4,376		5,101	7,314	3,749

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	21,041,336	—	—	21,041,336
Mutual Funds	182,000	—	—	182,000
Preferred Stocks†	9,764,059	—	—	9,764,059
† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		2,825,000	2,643,000	182,000.6

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Brazilian issuers and other investments that are tied economically to Brazil. Because the fund’s investments are concentrated in Brazil, the fund’s performance is expected to be closely tied to social, political and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $1,694,027 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.The fund has $966,458 of post-enactment short-term capital losses and $727,569 of post-enactment long-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income $453,788 and long-term capital gains $422,858.The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $6,600 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from September 1, 2012 through September 30, 2012, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 2.25% of the value of the average daily net assets of their class.Thereafter, Dreyfus has contractually agreed, from October 1, 2012 through January 1, 2014, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding certain expenses as described above) exceed 1.75% of the value of the average daily net assets of their class.The reduction in expenses, pursuant to the undertaking, amounted to $62,248 during the period ended February 28, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended February 28, 2013, the Distributor retained $4,654 from commissions earned on sales of the fund’s Class A shares and $298 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $19,098 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $28,798 and $6,366, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $7,465 for transfer agency services and $291 for cash management services. Cash management fees were partially offset by earnings credits of $45. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $27,845 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $174 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $30,962, Distribution Plan fees $3,118, Shareholder Services Plan fees $5,368, custodian fees $9,616, Chief Compliance Officer fees $5,308 and transfer agency fees $3,047, which are offset against an expense reimbursement currently in effect in the amount of $3,634.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended February 28, 2013, redemption fees charged and retained by the fund amounted to $3,220.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2013, amounted to $2,913,092 and $9,029,492, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2013, there were no forward contracts outstanding.

At February 28, 2013, accumulated net unrealized appreciation on investments was $606,322, consisting of $4,932,951 gross unrealized appreciation and $4,326,629 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	April 25, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)